[THE AMERICAN FUNDS GROUP(R)]

[cover:  10]

AMERICAN HIGH-INCOME TRUST
Annual Report for the year ended September 30, 1998

A DECADE OF RESEARCH

American High-Income Trust(SM) seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

American High-Income Trust is one of the 28 mutual funds in The American Funds Group,(r) managed by Capital Research and Management Company. Since 1931, Capital has invested with a long-term focus based on thorough research and attention to risk.

RESULTS AT A GLANCE

                                                          One Year         Five Years          Ten Years

RETURNS (for periods ended September 30, 1998)*                            annualized          annualized

American High-Income Trust                                -2.40%           7.94%               10.44%

Credit Suisse First Boston High Yield Index               -0.52            8.51                10.69

Salomon Smith Barney Broad Investment-Grade

   (BIG) Bond Index                                       11.47            7.22                9.35

Salomon Smith Barney Long-Term High-Yield Index           8.32             11.18               11.98

Lipper High Current Yield Bond Funds Index                -1.65            8.01                9.39


--

30-DAY RATES (as of October 31, 1998)

Yield based on Securities and Exchange Commission formula                            10.05%

Distribution rate based on offering price                                            9.00

Distribution rate based on net asset value                                           9.45


For the 10 years ended September 30, 1998, American High-Income Trust ranked sixth in total return among the 53 high current yield funds in existence throughout the period, according to Lipper Analytical Services. For the five years ended September 30, it ranked 39th of 82, and for the 12 months ended September 30, the fund ranked 147th of 233. Lipper rankings do not reflect the effects of sales charges.

*Change in value of investment with dividends and capital gains distributions reinvested.

The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - are updating their computer systems to process date-related information properly following the turn of the century. Both are on track to complete modifications of significant internal systems by the end of 1998. Testing with business partners, vendors and other service providers is already under way. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. The maximum sales charge is 4.75%; sales charges are lower for accounts of $25,000 or more. FIGURES SHOWN ARE PAST RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.

FELLOW SHAREHOLDERS:

American High-Income Trust passed a significant milestone when it reached its tenth anniversary in February 1998. Over its lifetime, your fund has compiled a solid record, producing a 10.4% average annual compound return and ranking seventh among the 52 high-yield bond funds tracked by Lipper Analytical Services. Near the conclusion of the fund's fiscal year on September 30, however, the high-yield bond market experienced a brief but pronounced setback and your fund's short-term results suffered.

Investors in American High-Income Trust saw the value of their holdings decline 2.4% during the fiscal year, assuming they reinvested their distributions, including capital gains, monthly dividends totaling $1.22 and the 8-cent-a-share special dividend paid in December. Investors who took their dividends in cash earned an income return of 8.4% and saw the value of their holdings decline 10.4%.

Shareholders received a 33.6-cent-a-share capital gain in December 1997, and we expect the fund to pay a capital gain of about 5 cents a share again this December.

Results in the bond market were mixed during this fiscal year. The Lipper High Current Yield Bond Funds Index, which measures the returns of the 30 largest high-yield bond funds, declined 1.7%. For the same period, the unmanaged Salomon Smith Barney Broad Investment-Grade Index, which measures results of higher quality bonds, rose 11.5%.

Disparity in results is not uncommon, although the magnitude of the divergence this year was unusual. The impact of economic changes, political events and the usual forces of supply and demand varied from one segment of the bond market to the next. This past summer, prices of U.S. Treasury bonds rose sharply while all other bonds lagged behind. Treasury securities benefited from a "flight to quality," as international investors, nervous about economic crises in Asia, Russia and Latin America, sought a safe haven for their assets. With added concerns about weak corporate profits and a possible economic slowdown, prices of most investment-grade bonds trailed Treasury securities, and prices of high-yield issues declined.

The "flight to quality" was a global phenomenon affecting corporate and sovereign debt around the world. German government bonds, also a haven during financial crises, were among the few debt securities to keep pace with U.S. Treasury bonds, while almost all other corporate and many government bonds saw only modest gains or suffered losses.

As high-yield bond prices fell, technical factors added to the decline. For example, when prices declined, a few highly leveraged hedge funds were forced to sell their substantial bond holdings, adding to the downward pressure.

In this environment, some of American High-Income Trust's largest holdings, notably bonds issued by telecommunications companies and non-U.S. sovereign debt, lost value. However, some of the fund's other holdings, in particular those in broadcasting and consumer products, held their value in the face of the overall market decline.

This is the third time in American High-Income Trust's history that high-yield bond prices have gone through a significant downward cycle. They fell in 1989-90 and again in 1994. While no one enjoys watching the value of an investment fall, we know from experience that lower prices often create investment opportunities. The fund's analysts and portfolio counselors continue to search for securities that may be undervalued in the current market but have the potential for long-term rewards. This approach has paid off over time. For its lifetime, your fund's 10.4% average annual compound return handily outpaced the 9.3% return of the Lipper High Current Yield Bond Funds Index.

For some time, we have tracked the results of the fund's investment universe using the Salomon Smith Barney Long-Term High-Yield Index. With this report we are inaugurating use of the Credit Suisse First Boston High Yield Index, one of the most commonly used benchmarks to judge high-yield bond managers' results. We believe this index gives a better representation of the breadth of the market because it includes bonds of short, intermediate and long maturities sold by a wide variety of issuers.

There has been a 24% increase in the number of shareholder accounts this year to just over 98,000. We wish to welcome our new shareholders. We look forward to reporting to you again in six months.

Cordially,

/s/Paul G. Haaga, Jr.    /s/Abner D. Goldstine
Paul G. Haaga, Jr.       Abner D. Goldstine
Chairman of the Board    President

November 13, 1998

CHARTING AN INVESTMENT

Here's how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 1998, the end of its latest fiscal year. As you can see, that $10,000 grew to $27,202 with all distributions reinvested.

$32,556/1/
Salomon Smith Barney
Long-Term
High-Yield Index

$28,841/1/
Credit Suisse First Boston
High Yield Index

$27,202/2,3/
American
High-Income Trust
with dividends reinvested

$25,688/1/
Lipper High Current
Yield Bond Funds Index

$24,975/1/
Salomon Smith Barney
Broad Investment-Grade
Bond Index

$14,103/4/
Consumer Price Index
(inflation)

$10,000/2/
original investment
[chart]

Year ended                                          American         Lipper High    Salomon
                                                    High-Income      Current        Brothers

Year ended      Salomon            Credit Suisse    Trust/2/,/3/     Yield          Broad          Consumer
                Brothers           Boston           with             Bond Funds     Investment-    Price Index

September       Long-Term High-    High Yield       dividends        Index/1/       Grade Bond     (inflation)
30              Yield Index/1/     Index            reinvested                      Index/1/       /4/

1988/5/         $10,506            $10,446          $10,074          $10,475        $10,222        $10,328

1989            11,010             11,367           11,073           10,935         11,367         10,776

1990            9,560              12,237           10,628           9,570          12,237         11,440

1991            13,190             14,198           13,723           12,290         14,198         11,828

1992            16,298             15,999           16,204           15,132         15,999         12,181

1993            19,162             17,627           18,568           17,473         17,627         12,509

1994            18,957             17,063           18,866           17,899         17,063         12,879

1995            23,330             19,461           21,382           20,178         19,461         13,207

1996            25,295             20,423           24,308           22,612         20,423         13,603

1997            30,057             22,406           27,872           25,995         22,406         13,897

1998            32,556             28,841           27,202           25,668         24,975         14,103


[end chart]
/1/All results calculated with dividends reinvested or interest compounded. The Salomon Smith Barney indexes and the Credit Suisse First Boston Index are unmanaged and do not reflect sales charges, commissions or expenses. The Lipper index is at net asset value.
/2/This figure, unlike those shown earlier in this report, reflects payment of the maximum sales charge of 4.75% on the $10,000 investment. Thus, the net amount invested was $9,525. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. No adjustment has been made for income or capital gain taxes.
/3/Includes reinvested dividends of $17,516 and reinvested capital gain distributions of $1,202.
/4/Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
/5/For the period February 19 through September 30, 1988.
Past results are not predictive of future results.

AVERAGE ANNUAL COMPOUND RETURNS* (for periods ended September 30, 1998)
Ten Years       +9.90%
Five Years      +6.89
One Year        -7.03

*Assumes reinvestment of all distributions and payment of the 4.75% maximum sales charge at the beginning of the stated periods.

A DECADE OF RESEARCH AND GROWTH

The belief that the high-yield bond market offers opportunities for both high current income and solid total returns over time was one of the primary reasons that Capital Research and Management Company introduced American High-Income Trust 10 years ago. Judging from the fund's first decade, it appears our assessment was correct.

A $10,000 investment on the day American High-Income Trust began operations would have been worth $27,202 at the end of this fiscal year, assuming payment of a full sales charge and that all distributions were reinvested, for an average annual return of 9.89% and a total return of 172.02%. These results set American High-Income Trust apart from many of its peers. For its lifetime, American High-Income Trust ranks seventh out of 52 similar funds tracked by Lipper Analytical Services.

The fund has grown substantially during the past 10 years. Today the fund's assets total more than $2.3 billion and the number of shareholder accounts has risen to more than 98,000.

The fund's first decade has been a time of sweeping historical, political and economic changes - the Berlin Wall fell, symbolically ending Communism in Eastern Europe; the U.S. and its allies defeated Iraq in a war; the U.S. stock market rose almost 300%; and high-yield bonds became a staple of the financial markets. Interest rates have gone through three complete cycles, ending the decade substantially lower than they were 10 years ago. Despite these changes, the fund has maintained the same research-intensive approach it adopted on its first day. Today, as in February 1988, the fund seeks to invest in bonds that offer a high current yield and opportunity for price appreciation over time.

[photograph:  construction site]

In the next few pages, we'll look at the fund's earliest days, discuss its approach to investing and look at opportunities being created amid the changes in today's market.

[photographs:  inside a bottling company, turbine, and computer]

EARLY HEADWINDS

American High-Income Trust began operations under less than ideal conditions. In October 1987, just four months before the fund began operations, the stock market crashed. By early 1988, the outlook for the stock market was still uncertain. Interest rates were rising and bond prices were falling.

Similar conditions - falling high-yield bond prices and volatility in the stock market - also marked the close of the fiscal year ended September 30, 1998. But today's market situation differs greatly from the environment of 10 years ago in several important ways. When the fund began, most investors associated high-yield bonds with Michael Milken and his employer, Drexel Burnham Lambert, which single-handedly spurred the market's growth and made "junk bonds" a familiar expression. But less than a year after American High-Income Trust began operations, Drexel had gone out of business and Milken went to prison.

Today no one man or firm dominates the market as Milken and Drexel once did. The market for high-yield bonds now spans the globe. American High-Income Trust's portfolio alone contains bonds issued by companies in Asia, Europe, and North and South America.

The variety of companies seeking financing in the high-yield market has also increased. Ten years ago the market was dominated by leveraged buyouts, but today companies in new industries, such as wireless communications, are raising money in the high-yield market to fund their growth and expansion. At the same time, old-line manufacturing firms are using the high-yield market to fund restructuring and acquisitions.

One measure of the market's growth can be seen in the number of high-yield mutual funds available to investors. While there were only about 50 high-yield funds tracked by Lipper Analytical Associates when American High-Income Trust began, there are more than 200 today. As the number of buyers and sellers increased, the number of analysts studying high-yield bonds has grown and the amount of research and the information available to investors about high-yield bonds has multiplied. This benefits analysts researching high-yield bonds but can also increase the competition to find good, long-term value in the market.

Through all these changes, the fund has built its track record of solid growth by making a bond's yield the first, but not only, step in evaluating a potential investment.

"A bond's yield should be a measure of risk," says Susan Tolson, a portfolio counselor for American High-Income Trust. "We try to make sure a bond's yield adequately reflects its risk. But it's just part of what we look at when we're judging the potential return on an investment."

A COMPANY-BY-COMPANY APPROACH

The fund's portfolio counselors and analysts also look for companies with improving financial strength. As a company's fortunes improve, its bonds' prices may rise, giving investors a solid total return. Investing for total return requires in-depth research and means extensively studying the companies issuing debt. The fund's investment professionals interview each firm's top managers and talk to competitors, customers and suppliers. They study company finances and talk with other Capital Research analysts who follow similar companies.

"I want to know where a company will be in a few years, not a few months," Tolson says.

The fund's emphasis on the long term often pays its greatest rewards during difficult times. A slumping economy, rising interest rates or industry problems may either be signals to sell or opportunities for greater gains. Without knowing the company that issued the bonds, it is often very difficult to know whether to buy, sell or simply stand pat.

[photographs:  radio tower, satellite, shopping carts]

AN EXPANDING GLOBAL MARKET

As the fund has grown, its scope has broadened. Today it invests across a spectrum of industries from manufacturing to transportation to satellite communications. The fund is more geographically diversified than at any time in its history. In the early years, American High-Income Trust had few holdings outside the United States. Today almost 20% of the fund's assets are invested in bonds issued by companies abroad.

As international commerce increases, where a company is domiciled becomes less relevant than where it sells its products or raises money. Today opportunities can be found in countries around the world. For example, Container Corporation of America, one of the fund's oldest holdings, is now owned by a subsidiary of Jefferson Smurfit, headquartered in Dublin, Ireland. Impress Metal Packaging Holdings, one of the fund's newest holdings, is headquartered in France, owns a plant in Belgium and has issued bonds denominated in deutsche marks.

Of course, investments in non-U.S. securities are subject to additional risks -currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, and possible changes in taxation - which is why it is important to have an investment manager with international experience.

"The high-yield market outside the United States is still developing. It's a lot like the U.S market was 10 years ago. This gives us a chance to benefit from our extensive global research capabilities," says David Barclay, a portfolio counselor for the fund. Capital Research and its affiliates have offices in five countries outside the United States and, Barclay notes, "We have bond-research people throughout the organization. That's a lot of capability."

A TIME-TESTED APPROACH

The fund's first 10 years were a time of rapid change. Capitalism replaced communism in Eastern Europe and Russia. International trade doubled. Eleven European countries agreed to adopt a single currency, the U.S. stock market enjoyed one of the longest bull markets in history, and the World Wide Web now instantly links buyers and sellers around the world with a few taps on a keyboard.

There is little reason to think the pace will slow in the future. Yet regardless of the changes and innovations ahead, we believe American High-Income Trust's approach to investing will remain appropriate and timely. It will always rely on thorough research to find good companies and invest for the long term, whether in old-line industries or an industry that hasn't even been thought of yet.

American High-Income Trust
Investment Portfolio
September 30, 1998
--------------------------------------------------

U.S. Corporate Bonds                                                                70%
Non-U.S. Corporate Bonds                                                            17%
U.S. Treasuries                                                                      2%
Non-U.S. Government Bonds                                                            2%
Mortgage & Asset-Backed Bonds                                                        1%
Stocks                                                                               2%
Cash Equivalents                                                                     6%

Ten Largest Corporate                                                   Percent of Net
Bond Holdings                                                                   Assets
--------------------------------------------------                       -------------
NEXTEL Communications                                                             3.99%
Integraged Health Services                                                         2.45
Fox/Liberty Networks                                                               1.96
Omnipoint                                                                          1.95
CBS                                                                                1.74
Falcon Holding                                                                     1.66
Clearnet Communications                                                            1.46
Chancellor Media                                                                   1.45
Container Corp. of America                                                         1.45
COLT Telecom                                                                       1.41

--------------------------------------------------                           ---------       ----------- --------
                                                                             Shares or
                                                                             Principal            Market  Percent
                                                                                Amount             Value   of Net
Bonds, Notes & Equity Securities                                                 (000)             (000)   Assets
Broadcasting & Media - 18.04%
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
0%/9.75% 2007(1)                                                                $28,750           $19,119    1.96
8.875% 2007                                                                      27,625            27,072
American Radio Systems Corp. 9.00% 2006                                          17,470            18,693    1.74
CBS RADIO INC 11.375% 2009(2)                                                    16,197            18,707
EZ Communications, Inc. 9.75% 2005                                                3,250             3,551
Falcon Holding Group, LP, Falcon Funding Corp.:
0%/9.285% 2010(1)                                                                31,750            21,114    1.66
8.375% 2010                                                                      18,250            18,067
Chancellor Media Corp. of Los Angeles 9.00% 2008(3)                               1,000             1,010    1.45
Chancellor Media Corp. of Los Angeles, (formerly Chancellor
 Radio Broadcasting Co.):
9.375% 2004                                                                      14,500            14,790
8.125% 2007                                                                       9,500             9,167
Series B, 8.75% 2007                                                              9,350             9,350
NTL Inc.:
0%/12.75% 2005(1)                                                                 1,000               870    1.30
Series B, 10.00% 2007                                                             5,750             5,821
0%/9.75% 2008(1),(3)                                                             12,500             7,563
Sterling, 0%/10.75% 2008(1),(3)                                                L18,500             16,335
Adelphia Communications Corp.:
Series B, 9.25% 2002                                                             $6,000             6,240     .97
8.125% 2003(3)                                                                    5,000             4,975
10.50% 2004                                                                       8,500             9,265
Series B, 13.00% 2009(4)                                                             20shares       2,300
Comcast UK Cable Partners Ltd. 0%/11.20% 2007(1)                                $22,000            17,820     .75
Lenfest Communications, Inc.:
8.375% 2005                                                                       6,000             6,270     .69
7.625% 2008(3)                                                                    6,750             6,733
8.25% 2008(3)                                                                     3,250             3,226
Ziff-Davis Inc. 8.50% 2008                                                       16,500            16,005     .68
Cablevision Industries Corp.:
8.125% 2009                                                                       8,500             9,079     .66
9.875% 2013                                                                       6,000             6,480
Telemundo Holdings, Inc. 0%/11.50% 2008(1),(3)                                   23,000            12,190     .52
Century Communications Corp.:
8.75% 2007                                                                        4,000             4,200     .50
0.00% 2008                                                                       16,000             7,520
Sun Media Corp.:
9.50% 2007                                                                        2,434             2,483     .46
9.50% 2007                                                                        8,386             8,386
Big City Radio, Inc. 0%/11.25% 2005(1)                                           13,000             9,100     .39
TeleWest PLC 9.625% 2006                                                          9,000             9,045     .38
GRAY Communication Systems, Inc. 10.625% 2006                                     8,120             8,485     .36
TransWestern Publishing Co. 9.625% 2007                                           7,750             7,905     .33
ACME Intermediate Holdings, LLC/ACME Intermediate Finance, Inc.
%/12.00% 2005(1)                                                                 12,689             7,486     .32
Antenna TV SA 9.00% 2007                                                          8,000             7,280     .31
RCN Corp.:
0%/11.125% 2007(1)                                                                4,500             2,498     .28
10.00% 2007                                                                       4,500             4,208
Newsquest Capital PLC:
11.00% 2006                                                                       3,150             3,528     .28
Series B, 11.00% 2006                                                             2,750             3,080
Young Broadcasting Inc.:
10.125% 2005                                                                      3,500             3,675     .24
Series B, 8.75% 2007                                                              2,000             1,990
V2 Music (Holdings) PLC:
Dollar Units 0%/14.00% 2008(1),(3)                                                7,250             3,589     .23
Sterling Units 0%/14.00% 2008(1),(3)                                            L2,250              1,891
Globo Comunicacoes E Partcipacoes Ltd.:
10.50% 2006                                                                       2,000             1,030     .22
10.50% 2006(3)                                                                    8,280             4,264
FrontierVision 11.00% 2006                                                        4,500             4,927     .21
American Media Operations, Inc. 11.625%  2004                                     4,650             4,813     .20
Radio One, Inc. 7.00%/12.00% 2004(1)                                              4,750             4,608     .20
Multicanal Participacoes SA, Series B, 12.625% 2004                               5,150             3,605     .15
STC Broadcasting, Inc. 11.00% 2007                                                3,000             3,165     .13
Fox Family Worldwide, Inc.:
0%/10.25% 2007(1)                                                                 2,000             1,240     .12
9.25% 2007                                                                        1,750             1,654
Coaxial Communications of Central Ohio, Inc. 10.00% 2006(3)                       3,000             2,850     .12
Jones Intercable, Inc. 9.625% 2002                                                2,000             2,140     .09
RBS Participacoes SA 11.00% 2007(3)                                               4,500             1,665     .07
Tevecap SA 12.625% 2004                                                           2,025               871     .04
Grupo Televisa, SA  0%/13.25% 2008(1)                                             1,000               680     .03
                                                                                             ----------- --------
                                                                                                  425,673   18.04
                                                                                             ----------- --------
Wireless Communications - 16.78%
NEXTEL Communications, Inc.:
0%/9.75% 2004(1)                                                                  1,750             1,680    3.99
0%/9.75% 2007(1)                                                                 13,500             7,965
0%/10.65% 2007(1)                                                                14,000             8,120
0%/9.95% 2008(1)                                                                 44,000            25,520
Series D, 13.00% exchangeable preferred, redeemable 2009(2),(4)                      14shares      14,756
Series E, preferred, 11.125% 2010(2),(4)                                             29shares      27,049
NEXTEL International, Inc. 0%/12.125% 2008(1)                                   $21,000             9,135
Omnipoint Corp.:
Units 12.00% 2000(3),(5)                                                         12,500            11,200    1.95
8.938% 2006(3)                                                                   13,455            12,446
11.625% 2006                                                                      2,500             1,700
11.625% 2006                                                                     23,500            15,980
7.00% convertible preferred(3)                                                      185shares       4,625
Clearnet Communications Inc.:
0%/11.75% 2007(1)                                                             C$52,375             18,540    1.46
0%/10.40% 2008(1)                                                                50,325            15,835
PageMart Wireless, Inc. 0%/11.25% 2008(1)                                       $49,760            27,119    1.15
American Cellular Corp. 10.50% 2008(3)                                           24,250            23,401     .99
Mobile Telecommunication Technologies Corp.:
13.50% 2002                                                                      17,875            20,020     .97
Convertible preferred $2.25                                                         100shares       2,875
Centennial Cellular Corp.:
8.875% 2001                                                                     $14,500            15,515     .79
10.125% 2005                                                                      2,500             3,087
CCPR Services, Inc. 10.00% 2007                                                  19,500            16,770     .71
CellNet Data Systems, Inc. 0%/14.00% 2007(1)                                     34,985            11,370     .48
Cellular Communications International, Inc. 0%/9.50% 2005(1)                 ECU13,500             10,884     .46
Comunicacion Celular SA 0%/13.125% 2003(1)                                      $16,000            10,400     .44
Crown Castle International Corp. 0%/10.625% 2007(1)                              16,250             9,750     .41
Comcast Cellular Corp., Series B, 9.50% 2007                                      9,500             9,738     .41
McCaw International, Ltd. 0%/13.00% 2007(1)                                      17,625             8,813     .37
Esat Holdings Ltd. 0%/12.50% 2007(1)                                             13,250             8,480     .36
Teletrac Holdings, Inc. 14.00% 2007(3),(4)                                       13,550             8,333     .35
Netia Holdings BV:
0%/11.25% 2007(1)                                                                 5,750             2,300     .23
10.25% 2007                                                                       4,125             3,094
Price Communications Cellular Holdings, Inc. 11.25% 2008(2)                       5,000             4,500     .19
Pinnacle Holdings Inc. 0%/10.00% 2008(1)                                          7,700             4,004     .17
Spectrasite Holdings 0%/12.00% 2008(1),(3)                                        8,500             3,910     .17
OCCIDENTE Y CARI 0%/14.00% 2004(1)                                                5,000             3,600     .15
PILTEL INTL HLDG REG S CV 1.75% 2006                                              5,875             3,349     .14
Western Wireless Corp. 10.50% 2006                                                3,000             3,090     .13
Conecel Holdings Ltd., Series A, 14.00% 2000(3)                                   5,500             2,750     .12
Vanguard Cellular Systems, Inc. 9.375% 2006                                       2,000             2,020     .09
Globalstar LP 11.375% 2004                                                        3,000             1,980     .08
CELLCO FINANCE 15.00% 2005(3)                                                       500               401     .02
                                                                                             ----------- --------
                                                                                                  396,104   16.78
                                                                                             ----------- --------
Telecommunications - 10.90%
COLT Telecom Group PLC:
0%/12.00% 2006(1)                                                                26,250            20,475    1.41
8.875% 2007                                                                   DM15,000              8,578
7.625% 2008                                                                       8,250             4,347
Viatel, Inc.:
0%/12.40% 2008(1),(3)                                                           $22,500             6,737    1.38
0%/12.50% 2008(1),(3)                                                            24,500            12,005
11.15% 2008(3)                                                                 DM5,000              2,695
11.25% 2008(3)                                                                  $10,000             9,050
10.00% convertible 2011(3)                                                        1,443               959
Series A, convertible preferred 10.00%(2),(4)                                        17shares       1,029
Nextlink Capital, Inc. 12.50% 2006                                               $1,750             1,890    1.00
NEXTLINK Communications, Inc.:
9.625% 2007                                                                      13,000            12,707
9.00% 2008                                                                        9,500             8,977
Orion Network Systems, Inc. 11.25% 2007                                          21,475            19,757     .84
Time Warner Telecommunications 9.75% 2008                                        19,250            19,346     .82
Global TeleSystems Group, Inc.:(3)
8.75% convertible debentures 2000                                                 7,500            13,275     .78
9.875% 2005                                                                       6,000             5,100
US Xchange 15.00% 2008(3)                                                        18,375            18,375     .78
TVN Entertainment 14.00% 2008(3)                                                 13,250            12,190     .52
PTC International Finance BV  0%/10.75% 2007(1)                                  18,500            11,100     .47
Hermes Euro Railtel BV 11.50% 2007                                               10,000            10,450     .44
KMC Telecom Holdings, Inc. 0%/12.50% 2008(1)                                     22,500            10,350     .44
GST Equipment Funding, Inc. 13.25% 2007                                           9,000             9,450     .40
Teligent, Inc. 11.50% 2007                                                       10,500             8,085     .34
IXC Communications, Inc., preferred 12.50% 2009(2),(4)                                7shares       7,708     .33
Level 3 Communications, Inc. 9.125% 2008                                         $7,750             7,343     .31
QWest Communications International Inc. 0%/9.47% 2007(1)                          6,000             4,620     .20
IMPSAT Corp. 12.375% 2008(3)                                                      5,750             4,111     .17
Allegiancetelecom, Inc. 0%/11.75% 2008(1)                                         5,000             2,150     .09
Intermedia Communications Inc. 0%/11.25% 2007(1)                                  3,000             2,130     .09
Telesystem International Wireless, Inc. 0%/13.25% 2007(1)                         3,600             1,908     .08
CEI Citicorp Holdings SA 11.25% 2007(3)                                         ARP500                270     .01
                                                                                             ----------- --------
                                                                                                  257,167   10.90
                                                                                             ----------- --------
Manufacturing - 7.21%
Graham Packaging:
Graham Packaging Co., GPC Capital Corp. I 8.75% 2008                             17,250            16,733    1.13
Graham Packaging Holdings Co., GPC Capital Corp. II                              16,500             9,900
 0%/10.75% 2009(1),(3)
Anchor Glass Container Corp.:
11.25% 2005                                                                      17,250            17,897    1.09
9.875% 2008                                                                       8,250             7,714
BREED Technologies Inc. 9.25% 2008(3)                                            28,500            23,370     .99
Printpack Inc.:
Series B, 9.875% 2004                                                             5,750             5,750     .83
10.625% 2006                                                                     13,730            13,730
Lifestyle Furnishings International Ltd. 10.875% 2006                            17,755            18,465     .78
Consumers International Inc. 10.25% 2005                                         12,250            12,556     .53
Impress Metal Packaging Holdings B.V. 9.875% 2007                             DM17,250             10,329     .44
Ball Corp.:
7.75% 2006(3)                                                                    $7,500             7,725     .40
8.25% 2008(3)                                                                     1,750             1,798
Key Plastics, Inc., Series B, 10.25% 2007                                         9,650             9,071     .38
Westinghouse Air Brake Co. 9.375% 2005                                            5,750             5,808     .25
Tekni-Plex, Inc. 9.25% 2008                                                       5,250             5,040     .21
Hayes Wheels International Inc. 9.125% 2007                                       2,500             2,513     .11
Tultex Corp. 10.625% 2005                                                         1,500             1,290     .05
Reliance Industries Ltd. 10.50% 2046(3)                                             500               402     .02
                                                                                             ----------- --------
                                                                                                  170,091    7.21
                                                                                             ----------- --------
Health & Personal Care - 4.77%
Integrated Health Services, Inc.:
10.25% 2006                                                                      11,250            11,250    2.45
Series A:
9.50% 2007                                                                       22,250            21,138
9.25% 2008                                                                       27,000            25,380
Paracelsus Healthcare Corp. 10.00% 2006                                          34,825            32,039    1.35
Mariner Health Group, Inc. 9.50% 2006                                            11,875            11,756     .50
Tenet Healthcare Corp.:
8.00% 2005                                                                        4,750             4,821     .27
8.125% 2008(3)                                                                    1,500             1,508
Unison HealthCare Corp.:
13.50% 1999(3),(6),(7)                                                            2,000             1,900     .20
13.75% 2006(3),(7)                                                                8,750             2,800
                                                                                             ----------- --------
                                                                                                  112,592    4.77
                                                                                             ----------- --------
Energy Related - 4.76%
Kelley Oil & Gas Corp.:
7.875% 1999                                                                       3,245             3,018    1.00
8.50% 2000                                                                        2,291             2,108
10.375% 2006(3)                                                                   7,950             6,519
Series C, 10.375% 2006                                                           11,225             9,204
Convertible preferred $2.62                                                         170shares       2,720
Cross Timbers Oil Co.:
Series B, 9.25% 2007                                                             $9,275             8,533    1.00
8.75% 2009                                                                       16,620            14,958
Pogo Producing Co. 8.75% 2007                                                    18,000            17,100     .72
Benton Oil and Gas Co.:
11.625% 2003                                                                      7,000             5,950     .52
9.375% 2007                                                                       8,750             6,300
Petro Stopping Centers, LP 10.50% 2007                                           11,500            10,983     .47
Michael Petoleum Corp. 11.50% 2005(3)                                             7,750             6,897     .29
Clark Refining & Marketing, Inc.:
8.375% 2007                                                                       1,500             1,350     .22
8.875% 2007                                                                       4,500             3,937
Lomak Petroleum, Inc. 8.75% 2007                                                  4,000             3,560     .15
Ocean Energy, Inc. 8.875% 2007                                                    3,500             3,500     .15
Casecnan Water and Energy Co., Inc., Series B, 11.95% 2010                        3,500             2,905     .12
McDermott Inc. 9.375% 2002                                                        2,525             2,726     .12
                                                                                             ----------- --------
                                                                                                  112,268    4.76
                                                                                             ----------- --------
Leisure & Tourism - 4.47%
AMF Bowling, Inc. 0% convertible debentures 2018(3)                              21,900             2,300    1.26
AMF Bowling Worldwide, Inc. (formerly AMF Group Inc.):
0%/12.25% 2006(1)                                                                12,543             7,714
10.875% 2006                                                                     22,250            19,580
William Hill Finance PLC 10.625% 2008(3)                                       L16,200             24,894    1.06
Boyd Gaming Corp. 9.25% 2003                                                    $18,250            18,706     .79
Friendly Ice Cream Corp. 10.50% 2007                                             16,625            14,713     .62
Premier Parks Inc.:
9.25% 2006                                                                        4,000             3,920     .38
0%/10.00% 2008(1)                                                                 8,000             4,980
Sun International Hotels, Ltd., Sun International
North America, Inc.
9.00% 2007                                                                        4,000             4,080     .17
Rio Hotel & Casino, Inc. 10.625% 2005                                             1,500             1,635     .07
Hard Rock Hotel, Inc. 9.25% 2005(3)                                               1,500             1,500     .06
KSL Recreation Group, Inc. 10.25% 2007                                            1,000             1,000     .04
Six Flags Entertainment Corp. 8.875% 2006                                           500               496     .02
                                                                                             ----------- --------
                                                                                                  105,518    4.47
                                                                                             ----------- --------
Banking & Financial Services - 3.72%
Advanta Corp.:
7.50% 2000                                                                        7,500             7,342     .78
6.814% 2002                                                                      10,000             9,412
6.98% 2002                                                                        2,000             1,892
Chevy Chase Bank, FSB  9.25% 2008                                                 2,000             1,940     .55
Chevy Chase Preferred Capital Corp. 10.375%                                         214shares      11,021
Amresco, Inc. 9.875% 2005                                                       $12,900            10,320     .44
Fuji JGB Investment LLC, Series A, 9.87% noncumulative
preferred securities, perpetual(3)                                               22,500             9,979     .42
Tokai Preferred Capital Co. LLC, Series A,
9.98% noncumulative preferred(3)                                                 12,500             9,375     .40
Komercni Finance BV 9.0%/10.75% 2008(1),(3)                                       9,950             8,009     .34
Superior Financial Corp. 8.65% 2003(3)                                            6,000             6,075     .26
SB Treasury Co. LLC, Series A, 9.40% noncumulative
preferred securities, perpetual(3)                                                5,500             4,673     .20
BNP U.S. Funding LLC, Series A, 7.738% 2049(3)                                    4,750             4,400     .19
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative
preferred securities, perpetual(3)                                                4,650             3,389     .14
                                                                                             ----------- --------
                                                                                                   87,827    3.72
                                                                                             ----------- --------
Consumer Products - 3.31%
Canandaigua Wine Co., Inc.:
8.75% 2003                                                                       11,000            11,083     .80
Series C, 8.75% 2003                                                              7,750             7,847
Delta Beverage Group, Inc. 9.75% 2003                                            13,735            13,598     .58
Standard Commercial Tobacco Co., Inc. 8.875% 2005                                13,750            13,475     .57
Fage Dairy Industry SA 9.00% 2007                                                 9,250             8,232     .35
Favorite Brands International, Inc. 10.75% 2006(3)                                9,375             7,266     .31
AKI Inc. 10.50% 2008(3)                                                           4,500             4,230     .25
AKI Holding Inc. 0%/13.50% 2009(1),(3)                                            3,750             1,631
DGS International Finance Co. BV:
10.00% 2007                                                                         275               154     .15
10.00% 2007(3)                                                                    6,250             3,500
Home Products International, Inc. 9.625% 2008                                     3,250             2,893     .12
Sparkling Spring Water Group Ltd. 11.50% 2007                                     2,250             2,261     .10
Westpoint Stevens Inc. 7.875% 2005                                                1,000             1,010     .04
Aurora Foods Inc., Series B, 8.75% 2008                                           1,000             1,007     .04
                                                                                             ----------- --------
                                                                                                   78,187    3.31
                                                                                             ----------- --------
Forest Products & Paper - 3.12%
Container Corp. of America:
Series B, 10.75% 2002                                                             5,250             5,355    1.45
9.75% 2003                                                                       23,500            23,265
Series A, 11.25% 2004                                                             5,500             5,665
Norampac Inc.:
9.375% 2008                                                                    C$5,000              3,196     .70
9.50% 2008                                                                      $13,500            13,230
Advance Agro PCL 13.00% 2007(3)                                                  10,500             7,980     .34
Indah Kiat Finance Mauritius Ltd.:
11.875% 2002                                                                      4,750             2,565     .24
10.00% 2007                                                                       6,875             3,059
Pindo Deli Finance Mauritius Ltd.:
10.25% 2002                                                                       7,500             3,188     .20
10.75% 2007                                                                       3,775             1,548
Copamex Industrias, SA de CV, Series B, 11.375% 2004                              4,625             3,746     .16
Grupo Industrial Durango, SA de CV 12.00% 2001                                    1,000               730     .03
                                                                                             ----------- --------
                                                                                                   73,527    3.12
                                                                                             ----------- --------
Merchandising - 2.32%
Boyds Collection Ltd. 9.00% 2008(3)                                              14,750            14,013     .59
Randall's Food Markets, Inc. 9.375% 2007                                         12,000            12,480     .53
K Mart Corp. 9.78% 2020(8)                                                       10,500            11,267     .48
DR Securitized Lease Trust Pass-Through Certificates,
Series 1994 K-2, 9.35% 2019(8)                                                    9,855            10,279     .44
Carr-Gottstein Foods Co. 12.00% 2005                                              4,000             4,560     .19
Fred Meyer, Inc.:
7.375% 2005                                                                       1,000             1,038     .09
7.45% 2008                                                                        1,000             1,047
                                                                                             ----------- --------
                                                                                                   54,684    2.32
                                                                                             ----------- --------
Miscellaneous Service Companies - 2.24%
Allied Waste North America, Inc. 10.25% 2006                                     22,435            24,454    1.04
LES, Inc. 9.25% 2008(3)                                                          13,125            13,125     .56
Iron Mountain Inc.:
8.75% 2009                                                                        5,370             5,209     .35
10.125% 2009                                                                      3,000             3,150
Protection One Alarm Monitoring, Inc. 0%/13.625% 2005(1)                          6,166             6,921     .29
                                                                                             ----------- --------
                                                                                                   52,859    2.24
                                                                                             ----------- --------
Technology and Electronics - 2.10%
Flextronics International Ltd. 8.75% 2007                                        15,750            14,805     .63
Zilog Inc. 9.50% 2005                                                            11,750             7,403     .31
Advanced Micro Devices, Inc. 11.00% 2003                                          6,000             6,060     .25
Therma-Wave, Inc. 10.625% 2004                                                   13,250             5,962     .25
Fairchild Semiconductor Corp. 10.125% 2007                                        6,000             5,400     .23
EarthWatch Inc.:
Units 12.50% 2001(3),(5),(7)                                                      6,000             4,800     .22
Series C, convertible preferred, 12.00%(2),(3),(4),(5),(7)                          675shares         338
Samsung Electronics Co., Ltd. 7.45% 2002(3)                                      $6,000             4,905     .21
                                                                                             ----------- --------
                                                                                                   49,673    2.10
                                                                                             ----------- --------
Transportation - 1.11%
Teekay Shipping Corp. 8.32% 2008                                                 12,500            12,063     .51
USAir, Inc., pass-through trust, Series 1993-A3, 10.375% 2013(8)                  5,650             6,209     .26
Northwest Airlines, Inc. 7.625% 2005                                              5,000             4,996     .21
Kitty Hawk Inc. 9.95% 2004                                                        3,000             3,030     .13
                                                                                             ----------- --------
                                                                                                   26,298    1.11
                                                                                             ----------- --------
Miscellaneous - 1.07%
M.D.C. Holdings, Inc. 8.375% 2008                                                 9,250             8,880     .38
Felcor Suites LP 7.375% 2004                                                      8,250             8,074     .34
Wharf International Finance Ltd., Series A, 7.625% 2007                          10,000             5,903     .25
Swire Pacific Offshore Financing Ltd. 9.33% cumulative
guaranteed perpetual capital securities (Hong Kong)(3)                              146shares       2,370     .10
                                                                                             ----------- --------
                                                                                                   25,227    1.07
                                                                                             ----------- --------
Metals and Materials - 0.80%
Doe Run Co. 11.25% 2005(3)                                                       $9,500             7,410     .31
AK Steel Corp. 9.125% 2006                                                        5,500             5,500     .23
Kaiser Aluminum & Chemical Corp.:
12.75% 2003                                                                       4,500             4,365     .23
Series B, 10.875% 2006                                                            1,000               970
Texas Petrochemicals Corp. 11.125% 2006                                             650               611     .03
                                                                                             ----------- --------
                                                                                                   18,856     .80
                                                                                             ----------- --------
Governments (Excluding U.S.) - 1.87%
United Mexican States Government Eurobonds:
Series C, 0.00% 2003(5)                                                             768                 0
Global, 11.375% 2016                                                              7,695             7,416     .55
Series A, Units, 6.594% 2019(6)                                                     500               392
Global, 11.50% 2026                                                               5,125             5,125
Panama (Republic of):
Interest Reduction Bond 4.00% 2014(3),(6)                                        11,500             8,280     .41
Past Due Interest Eurobond 6.688% 2016(6)                                           527               380
8.875% 2027                                                                       1,250             1,059
Argentina (Republic of):
Series L, 6.625% Eurobonds 2005(6)                                                  950               760     .31
11.00% 2006                                                                         250               230
11.75% 2007(3)                                                                ARP4,130              2,984
11.375% 2017                                                                     $2,250             2,070
9.75% 2027                                                                        1,575             1,307
Philippines (Republic of):
8.875% 2008                                                                       4,500             3,746     .19
8.75% 2016                                                                        1,000               750
Korea (Republic of) 8.875% 2008                                                   5,000             4,294     .18
Poland (Republic of), Past Due Interest Bond, Bearer 4.00%                        2,500             2,163     .09
 2014(6)
Venezuela (Republic of):
Eurobond 6.625% 2007(6)                                                           1,810             1,040     .07
Front Loaded Interest Reduction Bond, Series A, 6.625% 2007(6)                      857               472
Peru (Republic of):
Past Due Interest Eurobond 4.00% 2017(6)                                            750               420     .03
Front Loaded Interest Reduction Bond 3.25% 2049(3),(6)                              500               236
Ecuador (Republic of):
Past Due Interest Registered Bond 6.625% 2015(6)                                    707               251     .02
Past Due Interest Bearer Bond 6.625% 2015(6)                                        425               151
Past Due Interest Discount Bond 6.625% 2025(6)                                      250               121
Brazil (Federal Republic of), Debt Conversion Bond, Series L,                       750               383     .02
6.688% 2012(6)
                                                                                             ----------- --------
                                                                                                   44,030    1.87
                                                                                             ----------- --------
U.S. Treasury Obligations - 1.83%
6.875% July 1999                                                                 19,000            19,336     .82
7.50% November 2001                                                              10,000            10,898     .46
7.50% February 2005                                                              11,000            12,867     .55
                                                                                                -------- --------
                                                                                                   43,101    1.83
                                                                                             ----------- --------
Private Issue Collateralized Mortgage Obligations/Asset-Backed
!Securities - 0.84%
Gramercy, Series 1998-A, Class C, 8.95% 2002(3)                                  10,000            10,050     .43
Trinity Re, Ltd., Class A-2, 10.071% 1998(3),(6)                                  6,600             6,468     .27
Residential Reinsurance Limited 9.848% 1999(3),(6)                                3,250             3,234     .14
Resolution Trust Corp., Series 1993-C1, Class E, 9.50% 2024                          98                98     .00
                                                                                             ----------- --------
                                                                                                   19,850     .84
                                                                                             ----------- --------
                                                                             Number of
Common Stocks & Warrants                                                        Shares
Nortel Inversora SA, preferred, Class A
(American Depositary Receipts) (Argentina)(3),(5)                             1,057,146            12,369     .53
Integrated Health Services, Inc.                                                506,206             8,511     .36
COLT Telecom Group PLC, warrants, expire 2006                                    18,250             3,650     .16
(United Kingdom),(3),(4)
Jacor Communications, Inc.(4)                                                    70,000             3,544     .15
Cellular Communications International, Inc.(4)                                   49,200             2,669     .14
Cellular Communications International, Inc., warrants,                           17,250               604
expire 2003(4)
Omnipoint Corp.(3),(4)                                                          278,001             2,068     .09
CellNet Data Systems, Inc.(4),(5)                                               256,000             1,229     .07
CellNet Data Systems, Inc., warrants, expire 2007(3),(4)                         47,786               478
ACME Intermediate Holdings, LLC (3),(4)                                          11,939               716     .06
Acme Televison LLC(4)                                                               725               725
Comunicacion Celular SA, Class B, warrants, expire 2003                          15,000             1,200     .05
(Colombia),(3),(4)
WorldCom, Inc.(4)                                                                21,000             1,026     .04
KMC Telecom Holdings Inc., warrants, expire 2008(3),(4)                          22,500               990     .04
Verio Inc., warrants, expire 2004(3),(4)                                         18,450               719     .03
Teletrac Holdings, Inc., warrants, expire 2007(3)                                13,550               461     .02
Esat Holdings Ltd., warrants, expire 2007 (Ireland),(3),(4)                      11,250               349     .02
Protection One Alarm Monitoring, Inc., warrants,                                 30,400               319     .01
expire 2005(3),(4)
NEXTEL Communications, Inc., Class A(4)                                          13,942               281
NEXTEL Communications, Inc., warrants, expire 1999(4),(5)                        21,250                 2     .01
Orion Network Systems, Inc., warrants, expire 2007(4)                            25,475               194     .01
Conecel Holdings Ltd., Class B, warrants, expire 2000                            74,250               111     .00
 (Ecuador),(3),(4),(5)
Globalstar Telecommunications Ltd., warrants, expire 2004(4)                      3,000               105     .00
Allegiance Telecom Inc., warrants, expire 2008(3),(4)                             5,000               100     .00
McCaw International, Ltd., warrants, expire 2007(3),(4)                           8,500                32     .00
                                                                                             ----------- --------
                                                                                                   42,452    1.79
                                                                                             ----------- --------
                                                                             Principal
                                                                                Amount
                                                                                 (000)
Miscellaneous
Investment securities in initial period of acquisition                           $6,033            17,693     .75
                                                                                             ----------- --------
Total Bonds, Notes and Equity Securities (cost: $2,399,838,000)                                 2,213,677   93.80
                                                                                             ----------- --------
Short-Term Securities
Associates Corp. of North America 5.77% due 11/2/98                              38,470            38,464    1.63
Ford Motor Credit Co.:
5.40% due 10/1/98                                                                15,000            14,998    1.41
5.52% due 10/6/98                                                                 8,200             8,192
5.53% due 10/6/98                                                                10,000             9,991
Ciesco LP 5.50% due 10/1/98                                                      15,000            14,998     .64
Duke University 5.48% due 10/23/98                                               15,000            14,947     .63
                                                                                             ----------- --------

Total Short-Term Securities (cost: $101,590,000)                                                  101,590    4.31
                                                                                             ----------- --------

Total Investment Securities (cost: $2,501,428,000)                                              2,315,267   98.11

Excess of cash and receivables over payables                                                       44,626    1.89
                                                                                             ----------- --------
                                                                                               $2,359,893  100.00
Net Assets                                                                                   =========== ========


(1)Step bond; coupon rate will increase at a later date.
(2)Payment in kind. The issuer has the option of paying additional securities in lieu of cash.
(3)Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration.
(4)Non-income-producing security.
(5)Valued under procedures established by the Board of Trustees.
(6)Coupon rate may change periodically.
(7)Company not making interest payments, bankruptcy proceedings pending.
(8)Pass-through security backed by a pool of mortgages or other l loans on which principal payments are periodically made.
Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements


American High-Income Trust
Financial Statements
Statement of Assets and Liabilities
at September 30, 1998 (dollars in thousands)
Assets:
 Investment securities
  (cost: $2,501,428)                                       $   2,315,267
 Cash                                                             4,159
 Receivables for--
  Sales of investments                           $   6,439
  Sales of fund's shares                             7,885
  Accrued dividends and interest                    49,457       63,781
                                                   -------      -------
                                                              2,383,207
Liabilities:
 Payables for--
  Purchases of investments                          14,969
  Repurchases of fund's shares                       3,094
  Dividends on fund's shares                         1,200
  Forward currency contracts                         2,742
  Management services                                  890
  Accrued expenses                                     419       23,314
                                                   -------      -------
Net Assets at September 30, 1998 --
 Equivalent to $13.75 per share on
 171,624,748 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                               $   2,359,893
                                                               ==========

Statement of Operations
for the year ended September 30, 1998
(dollars in thousands)
Investment Income:
 Income:
  Dividends                                      $   5,931
  Interest                                         219,681   $   225,612
                                                   -------
 Expenses:
  Management services fee                           10,751
  Distribution expenses                              5,960
  Transfer agent fee                                 1,388
  Reports to shareholders                              123
  Registration statement and prospectus                377
  Postage, stationery and supplies                     296
  Trustees' fees                                        27
  Auditing and legal fees                               49
  Custodian fee                                         52
  Taxes other than federal income tax                   29
  Other expenses                                        18       19,070
                                                   -------      -------
  Net investment income                                         206,542
                                                                -------
Realized Gain and Change in Unrealized
 Depreciation on Investments:
 Net realized gain                                               16,864
 Net unrealized depreciation on:
  Investments                                     (296,102)
  Open forward currency contracts                   (2,750)    (298,852)
                                                   -------      -------

  Net realized gain and unrealized
   depreciation on investments                                 (281,988)
                                                                -------
Net Decrease in Net Assets
 Resulting from Operations                                     ($75,446)
                                                                =======


Statement of Changes in Net Assets
(dollars in thousands)

                                       Year ended September 30
                                                       1998         1997
Operations:                                        -------      -------
 Net investment income                       $     206,542 $      151,05
 Net realized gain on investments                   16,864       42,701
 Net increase in unrealized appreciation
  on investments                                  (298,852)      56,861
                                                   -------      -------
  Net increase in net assets
   resulting from operations                       (75,446)     250,616
                                                   -------      -------

Dividends and Distributions
 Paid to Shareholders:
 Dividends from net investment income             (200,841)    (147,273)
 Distributions from net realized
  gain on investments                              (47,160)      (1,653)
                                                   -------      -------
  Total dividends and distributions               (248,001)    (148,926)
                                                   -------      -------
Capital Share Transactions:
 Proceeds from shares sold:
  64,577,666 and 52,744,058
  shares, respectively                             986,681      800,316
 Proceeds from shares issued in
  reinvestment of net investment
  income dividends and distributions
  of net realized gain on
  investments: 11,414,562 and
  6,173,899 shares, respectively                   172,376       93,692
 Cost of shares repurchased:
  38,731,190 and 28,680,906
  shares, respectively                            (583,545)    (434,766)
                                                   -------      -------
  Net increase in net assets
   resulting from capital share
   transactions                                    575,512      459,242
                                                   -------      -------
Total Increase in Net Assets                       252,065      560,932

Net Assets:
 Beginning of year                               2,107,828    1,546,896
                                                   -------      -------
 End of year (including undistributed
  net investment income: $14,347
  and $10,740, respectively)                 $   2,359,893 $   2,107,828
                                                   =======       ======

See Notes to Financial Statements


              Notes to Financial Statements

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Trust(the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

SIGNIFICANT ACCOUNTING POLICIES - The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of their representative quoted bid and asked prices. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Trustees.

NON-U.S. CURRENCY TRANSLATION - Assets or liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -   As is customary in the
mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly.

FORWARD CURRENCY CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange currencies of different countries at specified future dates at specified rates. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

2.   FEDERAL INCOME TAXATION

It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

As of September 30, 1998, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $186,161,000, of which $52,616,000 related to appreciated securities and $238,777,000 related to depreciated securities. During the year ended September 30, 1998, the fund realized, on a tax basis, a net capital gain of $18,492,000 on securities transactions. Net losses related to non-U.S. currency transactions of $254,000 are treated as an adjustment to ordinary income for federal income tax purposes. In addition, the fund has deferred, for tax purposes, to fiscal year ending September 30, 1999, the recognition of losses related to non-U.S. currency transactions totaling $4,121,000 which were realized during the period November 1, 1997 through September 30, 1998. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $2,501,428,000 at September 30, 1998.

3.   FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEES - The fee of $10,751,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company
(CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.30% of the first $60 million of average net assets; 0.21% of such assets in excess of $60 million but not exceeding $1 billion; and 0.18% of such assets in excess of $1 billion; plus 3.00% on the first $100 million of the fund's annual gross investment income; and 2.50% of such income in excess of $100 million.

DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended September 30, 1998, distribution expenses under the Plan were $5,960,000. As of September 30, 1998, accrued and unpaid distribution expenses were $363,000.

TRANSFER AGENT FEES - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,388,000. American Funds Distributors, Inc.
(AFD), the principal underwriter of the fund's shares, received $3,016,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

DEFERRED TRUSTEES' FEES - Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1998, aggregate amounts deferred and earnings thereon were $40,000.

CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $1,725,448,000 and $1,205,545,000, respectively, during the year ended September 30, 1998.

As of September 30, 1998, accumulated undistributed net realized gain on investments was $10,079,000 paid-in capital was $2,524,231,000. The fund reclassified $2,094,000 and $30,000 of realized currency losses from undistributed net realized gain to undistributed net investment income and additional paid-in capital in the year ended September 30, 1998.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $52,000 was paid by these credits rather than in cash.

Net realized currency losses on interest and sales of non-U.S. bonds, on a book basis, were $1,757,000 for the year ended September 30, 1998.

At September 30, 1998, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:

                                   Contract Amount               U.S. Valuation at 9/30/98
                                   ------------------------------------------------------------

                                                                                  Unrealized
Non-U.S. Currency Sales Contracts     Non-U.S.         U.S.          Amount      Depreciation
-----------------------------------------------------------------------------------------------

German Deutsche Marks
expiring 10/5/98 to 2/26/99         DM47,562,000     $26,859,000    $28,535,000    $(1,676,000)
European Currency Units
expiring 11/16/98                   ECU8,425,000       9,778,000      9,936,000      $(158,000)
British Pounds
expiring 11/16/98 to 8/10/99        L16,338,000       26,598,000     27,441,000      $(843,000)
                                                  ---------------------------------------------
                                                     $63,235,000    $65,912,000    $(2,677,000)
                                                  =============  =============  =============


Per-Share
Data and Ratios

                                     Year endedSeptember 30
                                 1998      1997      1996     1995      1994
                            --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Year                      $15.69    $14.86    $14.30    $13.97    $15.18
                            --------  --------  --------  --------  --------
 Income from Investment
  Operations:
  Net investment income         1.30      1.26      1.29      1.33      1.25
  Net realized and
   unrealized gain
   (loss) on investments       (1.60)      .83       .59       .39      (.99)
                            --------  --------  --------  --------  --------
   Total income from
    investment operations       (.30)     2.09      1.88      1.72       .26
                            --------  --------  --------  --------  --------
 Less Distributions:
  Dividends from net
   investment income           (1.30)    (1.24)    (1.32)    (1.32)    (1.21)
  Distributions from net
   realized gains               (.34)     (.02)        -      (.07)     (.26)
                            --------  --------  --------  --------  --------
   Total distributions         (1.64)    (1.26)    (1.32)    (1.39)    (1.47)
                            --------  --------  --------  --------  --------
Net Asset Value, End of Yea   $13.75    $15.69    $14.86    $14.30    $13.97
                            ========  ========  ========  ========  ========
Total Return*                 (2.40)%    14.66%   13.68%    13.34%     1.60%

Ratios/Supplemental Data:
 Net assets, end of year
  (in millions)               $2,360    $2,108    $1,547    $1,111      $835
 Ratio of expenses to average
  net assets                    .81%      .82%      .87%      .89%      .86%
 Ratio of net income to
  average net assets            8.76%    8.35%     8.90%     9.72%     8.63%
 Portfolio turnover rate      54.63%    53.55%    39.74%    29.56%    42.03%



*Excludes maximum sales charge of 4.75%.


Independent Auditors' Report

To the Board of Trustees and Shareholders of American High-Income Trust:

     We have audited the accompanying statement of assets and liabilities of American High-Income Trust (the "fund"), including the schedule of portfolio investments, as of September 30, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1998, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
Los Angeles, California
November 6, 1998

1998 TAX INFORMATION (unaudited)

     We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions.

     Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income represents qualifying dividends.

     Certain states may exempt from income taxation a portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income was derived from interest on direct U.S. Treasury obligations.

     Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

     The fund designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

     SINCE THE AMOUNTS ABOVE ARE REPORTED FOR THE FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV WHICH WILL BE MAILED IN JANUARY 1999 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 1999 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.

BOARD OF TRUSTEES

H. FREDERICK CHRISTIE, Rolling Hills Estates, California
Private investor; former President and Chief Executive
Officer, The Mission Group; former President,
Southern California Edison Company

DON R. CONLAN, South Pasadena, California
President (retired), The Capital Group Companies, Inc.

DIANE C. CREEL, Long Beach, California
President and Chief Executive Officer,
The Earth Technology Corporation
(international consulting engineering)

MARTIN FENTON, JR., San Diego, California
Chairman of the Board, Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER, Marina del Rey, California
President, Fuller Consulting
(management consultants)

ABNER D. GOLDSTINE, Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR., Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III, San Marino, California
Private investor

RICHARD G. NEWMAN, Los Angeles, California
Chairman of the Board, President and Chief Executive
Officer, AECOM Technology Corporation
(architectural engineering)

OTHER OFFICERS

DAVID C. BARCLAY, Los Angeles, California
Executive Vice President of the fund
Senior Vice President, Capital Research Company;
Vice President, Capital Research and
Management Company

MICHAEL J. DOWNER, Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management
Group, Capital Research and Management Company

SUSAN M. TOLSON, Los Angeles, California
Vice President of the fund
Vice President and Director, Capital Research Company

JULIE F. WILLIAMS, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

ANTHONY W. HYNES, Jr., Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

KIMBERLY S. VERDICK, Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

TODD L. MILLER, Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management
Group, Capital Research and Management Company

PETER C. VALLI retired from the Board of Trustees effective March 17, 1998. He had been a Trustee of the fund since 1991. The Trustees wish to thank him for his many contributions to the fund.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE
INVESTMENT ADVISER, CAPITAL RESEARCH
AND MANAGEMENT COMPANY

333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
1000 Wilshire Boulevard
Los Angeles, California  90017-2472

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

THIS REPORT IS FOR THE INFORMATION OF SHAREHOLDERS OF AMERICAN HIGH-INCOME TRUST, BUT IT MAY ALSO BE USED AS SALES LITERATURE WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT PROSPECTUS, WHICH GIVES DETAILS ABOUT CHARGES, EXPENSES, INVESTMENT OBJECTIVES AND OPERATING POLICIES OF THE FUND. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 1998, THIS REPORT MUST BE ACCOMPANIED BY AN AMERICAN FUNDS GROUP STATISTICAL UPDATE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Printed on recycled paper
Litho in USA SG/GRS/3910
Lit. No. AHIT-011-1198